QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

4-17-2012

All:

        Today, SRS and DTS announced that we have entered into a definitive agreement under which SRS will be acquired by DTS. The acquisition brings together two highly complementary product and technology portfolios in SRS' wide range of audio processing technologies and DTS' premium suite of audio solutions. We are excited about this development, which will help us provide customers around the world with a best-in-class, comprehensive, and fully integrated suite of audio solutions and higher levels of service and support.

        Combining SRS with DTS will be highly synergistic while creating the best opportunity for all of us to take the next steps in building on our existing businesses and drive forward our new initiatives. It will give our business new resources and capabilities that we need in order to accelerate the growth of our audio post-processing technologies and enhance the visibility and reach of our brands.

        There are many decisions to be made and questions to be answered in the coming months as we focus on completing a successful integration. Our ability to answer questions about how the combined company will operate is limited until the transaction closes, which we expect to be within the third quarter of 2012, subject to customary closing conditions including domestic regulatory approvals and the approval of SRS's shareholders. Until the transaction is approved, DTS and SRS will continue to operate as two separate companies, meaning it is business as usual for SRS employees.

        You have my commitment that you will be provided updates on the transaction whenever possible. In the meantime, our commitment to providing excellent products and service should continue to be your highest priority. The work you do every day is important to the combined company.

        Our company and each of us have much to be proud of. We have accomplished great things in our 19 years as one of the industry's most well-known and influential inventors and developers of psychoacoustic and post-processing audio technologies. We are now about to take an exciting next step and it wouldn't have been possible without all of your hard work.

        If you are contacted by the media or other outside parties regarding the transaction, please direct any inquiries Jim Lucas at Abernathy MacGregor Group (213-630-6550; JBL@ABMAC.COM).

Sincerely,

Tom Yuen
 President, CEO and Chairman

Forward Looking Statements

        This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which SRS Labs, Inc. ("SRS", "we" or "our") operates and beliefs of and assumptions made by SRS, involve uncertainties that could significantly affect the financial results of SRS or the combined company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving SRS and DTS, Inc. ("DTS"), including future financial and operating results, the combined company's plans, objectives, expectations and intentions. All statements that address the proposed transaction, operating performance, events or developments that we expect or anticipate will occur in the future—including the expected timetable for and conditions to completing the proposed transaction—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation:

  •
  the ability of the parties to satisfy conditions to the closing of the transaction, including obtaining required regulatory approvals and the approval of our stockholders;

  •
  the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development, integration issues, costs and unanticipated expenditures and accounting charges, changing relationships with customers and strategic partners, potential contractual, intellectual property or employment issues;

  •
  unexpected variations in market growth and demand for the combined company's technologies;

  •
  the possibility that SRS may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction; and

  •
  any adverse effect to DTS's business or the business being acquired from SRS due to uncertainty relating to the transaction.

        This list of important factors is not intended to be exhaustive. Additional risks and factors are discussed in the Annual Report on Form 10-K of SRS for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012, under the heading "Item 1A—Risk Factors," and in the Annual Report on Form 10-K of DTS for the year ended December 31, 2011, which was filed with the SEC on March 2, 2012, under the heading "Item 1A—Risk Factors" and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of SRS and DTS. SRS does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

        In connection with the proposed merger transaction, SRS and DTS will file a registration statement and proxy statement/prospectus with the SEC. DTS will file a registration statement on Form S-4 that includes a proxy statement of SRS and which also constitutes a prospectus of the DTS. SRS will mail the proxy statement/prospectus to its stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

        Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by SRS and DTS with the SEC at the SEC's web site at www.sec.gov or by directing a request when such a filing is made to SRS Labs, Inc., 2909 Daimler Street, Santa Ana, CA 92705, Attention: Investor Relations or by directing a request when such a filing is made to DTS, Inc., 5220 Las Virgenes Road, Calabasas, CA 91302, Attention: Stockholder Relations.

Participants in the Solicitation

        SRS, DTS, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of SRS is set forth in SRS's definitive proxy statement, which was filed with the SEC on April 25, 2011. Information about the directors and executive officers of DTS is set forth in its definitive proxy statement, which was filed with the SEC on April 10, 2012. Certain directors and executive officers of SRS may have direct or indirect interests in the proposed merger transaction due to securities holdings, preexisting or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger transaction. Investors and security holders may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus SRS and DTS will file with the SEC when it becomes available.

QuickLinks

  Exhibit 99.2